SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 7, 2007

NOBILITY HOMES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-06506	59-1166102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

3741 S W 7th Street
Ocala, Florida	34478
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:    (352) 732-5157

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 ..425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

        On June 7, 2007, Nobility Homes, Inc. issued a release regarding earnings for the second quarter of 2007. The text of the press release is attached as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K (Results of Operations and Financial Condition).

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Earnings release issued June 7, 2007, by Nobility Homes, Inc., for the three months ended May 5, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILITY HOMES, INC.
June 7, 2007	By:/s/ Lynn J. Cramer, Jr.
Lynn J. Cramer, Jr., Treasurer
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Earnings release issued June 7, 2007, by Nobility Homes, Inc., for the three months ended May 5, 2007.